Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2017 Third-Quarter Performance December 5th, 2017

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 29, 2017, filed on March 14, 2017, our quarterly report on Form 10-Q, for the fiscal year ended October 29, 2017, filed on December 5, 2017 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for Net sales, Adjusted EBITDA and Adjusted Net income per diluted share are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net Debt and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Q3’17 Execution Highlights Focused on Controllable Execution 1 See appendix slides 20 and 21 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share 2 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth 3 Free Cash Flow is defined as Operating Cash Flow $529M, Less Capital Expenditures $87M (including Cash Flow from Discontinued Operations) Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months +7% Net Sales Growth Versus Prior Year (“VPY”) +14% Operating Income Growth VPY +130% Net Income from Continuing Operations VPY +14% Adjusted EBITDA1 Growth VPY Operating Leverage2 of 1.8x +70% Adjusted Net Income per Diluted Share1 Growth VPY $442M LTM Free Cash Flow3 Talent and One Team Culture

Enhance Leading Market Positions Continue to Purchase Through 10b5-1 Plan Expected $10-15M to Restructure Support Functions Full Tax Payer around the End of Fiscal 2018 Topics of Recent Investor Interest Free Cash Flow is defined as Operating Cash Flow – Capital Expenditures (including Cash Flow from Discontinued Operations) Topic Consideration Non-Residential End Market Share Repurchases Restructuring Costs Acquisitions No Change to Guidance, Third-Party Data Caution Taxes Increased Rebar Costs Expected into 2018 Rebar Pricing ($3M) Impact in FM, +$1M Impact in C&I Hurricane Impact

$1,275M $1,370M +7% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $512M $542M 40.2% 39.6% $188M $214M $159M $182M 14.7% 15.6% 13.3% +6% -60 BPs +90 BPs +$26M ($ in millions, except per share data) $94M $149M +14% Net Sales 1 The increase in Net income and Net income per Diluted share was primarily due to the Completion of the Sale of the Waterworks business 2 See appendix slides 20 and 21 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share Q3’16 Adj. EBITDA2 VPY Adj. Net Income2 12.5% Q3’17 $0.47 $0.80 +70% Per Diluted Share2 +$95M +59% Net Income1 $60M $452M +$392M $0.30 $2.42 +$2.12 Per Diluted Share1 +7.5% Sales Growth VPY Q3’17 Financial Results +80 BPs

Q3'17 Segment Performance

($ in millions)

	HD Supply Facilities Maintenance			HD Supply Construction & Industrial		
	Q3'16	Q3'17	VPY	Q3'16	Q3'17	VPY
Net Sales	$724M	$754M	+4%	$552M	$617M	+12%
Adj. EBITDA	$140M	$153M	+9%	$67M	$76M	+13%



$724M
$754M
Q3'16
Q3'17



$552M
$617M
Q3'16
Q3'17

Organic Growth Across Business Units

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# Q3'17 Taxes and Cash Flow at Quarter End

HDSUPPLY

## Taxes

- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of Approximately $780 Million**
  - **~$338M** Tax-affected Amount of Federal and State NOLs
- **Cash Taxes**
  - **$17M** in Q3'17 (Including $13M Related to the sale of Waterworks)
  - **$3M Estimated** in Q4'17
  - **$30M Estimated for FY'17 GAAP Taxes** (Including $13M Related to the sale of Waterworks)
- **Effective Rate**
  - **~33%** for Q3'17
  - Expected to be **~34% to 35%** for FY'17 for Continuing Operations

## Cash Flow

- **$1.7B Net Debt[1] at the End of Q3'17**
  - **2.4x** Net Debt to Adj. EBITDA
- **$442M LTM Free Cash Flow[3]**
- **$22M of Capital Expenditures in Q3'17**

*Note: Contains forward-looking information; please see Disclaimer on slide 2*

*[1] Reconciled on slide 16*

*[2] Free Cash Flow is defined as Operating Cash Flow $529M, Less Capital Expenditures $87M (including Cash Flow from Discontinued Operations)*

Capital Structure Execution

7

+7.5% Q3’17 Average Daily Sales Growth Q3’17 Monthly Average Daily Sales (%) 6.1% 14.5% 9.8% Nov. 4.3% 16.4% 1.3% ’16 Selling Days 25 18 19 10.3% Facilities Maintenance Construction & Industrial (Preliminary) 6.7% 5.2% 10.0% 4.3% 9.8% 20 2.7% 2.0% Aug. Sep. Oct. Prior Year $531M $372M $403M HD Supply Net Sales $436M 3.3% 3.0% ’15 Selling Days Q3’17 0.9% 3.4% $338M 1.0% 5.7% $483M 2.4% 4.4% $384M 0.2% 6.2% $408M HD Supply Average Daily Sales Growth VPY ’17 Selling Days 25 18 19 20 Current Year 25 18 19 20 Note: Contains forward-looking information; please see Disclaimer on slide 2

# Q4'17 Guidance

HD SUPPLY

($ in millions, except per share amounts)

## Net Sales


VPY
$1,182M +9%
$1,142M +5%
$1,085M
Q4'16
Q4'17

Midpoint $1,162M +7%

## Adj. EBITDA


VPY
$147M +20%
$135M +11%
$122M
Q4'16
Q4'17

$141M +16%

## Adj. Net Income Per Diluted Share[1]


VPY
$0.47 +104%
$0.41 +78%
$0.23
Q4'16
Q4'17

$0.44 +91%

[1] *Q4'17 Adjusted Net Income per Diluted Share range assumes a fully diluted weighted average share count of ~186 million*

*Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations for the fourth quarter of fiscal 2017 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors*

**+7% Sales Growth VPY at Midpoint**

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~2 to 3% End Market Growth for FY’18 FY’18 End Market Preliminary Outlook Residential Construction “Living Space” MRO Primary End Market Non-Residential Construction ~2 to 3% FY’18 End Market Estimates1 1% to 2% Current View as of December ’17 Mid-Single Digit 1 Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on slide 2 Low Single Digits to Mid-Single Digit

Illustrative

# FY'18 Operating Leverage Framework

HDSUPPLY

## End Market Growth


~2-3%
HDS Market Growth[1]

## Controllable Execution


~300 BPs
Above Market Growth[2]

## Illustrative Adj. EBITDA Growth


9.0%
7.5%
1.5x
5-6%
Above Market Growth
HDS Market Growth
Annual Net Sales Growth[1,2]
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and projections
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.
Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted Net Income per Diluted Share to Net income per diluted share or Income from Continuing Operations per Diluted Share for the full year of fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

**300 Basis Points Above Market Growth and 1.5x Operating Leverage Target in 2018**

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# HD Supply Current Outlook Summary

HDSUPPLY

## Q4'17

- **+7% Net Sales VPY at Midpoint**
  - $1,142M to $1,182M Net Sales
- **+16% Adj. EBITDA VPY at Midpoint**
  - $135M to $147M Adj. EBITDA
- **+91% Adj. Net Income per Diluted Share Increase VPY at Midpoint**
  - $0.41 to $0.47 Adj. Net Income per Diluted Share
- **Assumes ~186M Diluted Share Count**

## FY'17

- **+2% to +3% End Market VPY[1]**
- **+5% to +6% Net Sales VPY**
  - $5,080M to $5,120M Net Sales
- **+5% to +7% Adj. EBITDA VPY**
  - $714M to $726M Adj. EBITDA
- **+49% to +53% Adj. Net Income per Diluted Share VPY**
  - $2.23 to $2.29 Adj. Net Income per Diluted Share
- **Assumes ~194M Diluted Share Count**

*Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted net income per diluted share to Net income per diluted share or Income from Continuing Operations per diluted share for the fourth quarter of fiscal 2017 and full year fiscal 2017 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.*

*[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections*

Current Outlook Summary 12

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Continual Operational Improvement +7% Net Sales Growth in Q3’17 VPY +14% Adjusted EBITDA Growth in Q3’17 VPY 1.8x Operating Leverage1 +70% Adjusted Net Income per Diluted Share Growth in Q3’17 VPY Enabling Focus, Growth Investment and Innovation Disciplined People, Thought and Action 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months

Q&A APPENDIX

~$1.7B Net Debt Capital Structure Overview Q3’17 Debt Balances Sec. ABL Sec. Term B-3 Sr. Unsecured Notes $57 1,000 4/5/22 8/13/21 Outstanding Debt3 Less Cash and Cash Equivalents Net Debt $1,704 (461) $2,138 Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or premiums 2 Subject to applicable redemption price terms 3 Excludes Unamortized Discounts of $6M and Unamortized Deferred Financing costs of $34M ($ in millions, unless otherwise noted) 2.57% 3.58% Interest Rate1 535 n/a 3/2/18 Soft Call Date2 5.75% 4/15/24 4/15/19 Sec. Term B-4 10/17/23 3.83% 546 3/2/18 Plus Letters of Credit 27

# Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions, except per share data)

Illustrative

| | Actual | | | | Estimates | |
|---|---|---|---|---|---|---|
| | Q4'16 | Q1'17 | Q2'17 | Q3'17 | Q4'17 | FY'17 |
| Adjusted EBITDA | $122M | $157M | $208M | $214M | TBD | TBD |
| ( – ) Depreciation and Amortization[1] | ($22M) | ($22M) | ($22M) | ($22M) | (~$23M) | (~$89M) |
| ( + ) Amortization of Acquired Intangibles | $3M | $3M | $3M | $3M | ~$3M | ~$12M |
| ( – ) Interest Expense, Net (GAAP) | ($50M) | ($49M) | ($49M) | ($35M) | (~$31M) | (~$164M) |
| ( – ) Cash Income Taxes[3] | ($1M) | ($3M) | ($7M) | ($4M) | (~$3M) | (~$17M) |
| ( – ) Stock-based Compensation | ($5M) | ($6M) | ($6M) | ($7M) | (~$7M) | (~$26M) |
| = Adjusted Net Income[2] | $47M | $80M | $127M | $149M | TBD | TBD |
| ÷ Diluted Shares Outstanding | ~203M | ~203M | ~199M | ~187M | ~186M | ~194M |
| = Adjusted Net Income per Diluted Share | $0.23 | $0.39 | $0.64 | $0.80 | TBD | TBD |

[1] Includes Amounts Recorded within Cost of Sales
[2] May not foot due to rounding
[3] Q3'17 and FY'17 exclude $13 million of taxes paid in relation to the sale of Waterworks
Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted net income per diluted share to Net income per diluted share or Income from Continuing Operations per diluted share for the fourth quarter of fiscal 2017 and full year fiscal 2017 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Illustrative Adjusted EPS Calculation 17

$372M Preliminary November Sales Monthly Net Sales ($) Facil. Maint. Const. & Ind. ’17 Selling Days ’16 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’17 Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Nov. $338M $352M $395M $350M $378M $488M $403M $412M $408M $531M $532M $436M $372M $198 $233 $198 $212 $272 $232 $231 $306 $248 $223 $283 $197 $153 $163 $153 $166 $217 $180 $178 $226 $188 $180 $249 $175 $189 $150 18 20 23 20 20 25 20 19 24 20 19 25 18 18 20 23 20 20 25 20 19 24 20 19 25 18 Note: Contains forward-looking information; please see Disclaimer on slide 2 FY’16

+9.8% Preliminary Average Daily Sales Growth in November Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year; Contains forward-looking information; please see Disclaimer on slide 2 Facil. Maint. Const. & Ind. ’17 Selling Days ’16 Selling Days ’15 Selling Days 2.5% 2.8% 0.2% 1.1% 0.8% 5.2% 2.6% 3.7% 4.3% 1.3% 6.1% 4.3% 0.9% 6.4% 3.7% 5.3% 7.9% 7.7% 9.3% 4.5% 8.2% 9.8% 10.3% 14.5% 16.4% 3.4% 2.0% 4.2% 3.2% 2.4% 3.9% 3.8% 5.2% 6.9% 3.4% 10.0% 5.6% 6.7% 9.8% FY’16 (Preliminary) FY’17 Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Nov. 18 20 23 20 20 25 20 19 24 20 19 25 18 18 20 23 20 20 25 20 19 24 20 19 25 18 18 19 24 20 20 25 19 20 24 20 19 25 18

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the cost of debt modification. 3 Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs October 29, 2017 October 30, 2016 Net income $452 $ 60 Less income from discontinued operations, net of tax 406 40 Income from continuing operations 46 20 Interest expense, net 35 65 Provision for income taxes 15 Depreciation and amortization 1 22 22 Loss on extinguishment & modification of debt 78 Restructuring charges 2 3 3 Stock-based compensation 3 7 4 Adjusted EBITDA $ 214 $ 188 23 59 Three Months Ended October 29, 2017 October 30, 2016 $979 $ 144 794 104 185 40 133 219 30 66 66 81 3 14 19 15 $ 579 $ 558 92 174 Nine Months Ended

# Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share

HD SUPPLY

($ in millions, except share and per share amounts)

| | Three Months Ended | | Nine Months Ended | |
|---|---|---|---|---|
| | October 29, 2017 | October 30, 2016 | October 29, 2017 | October 30, 2016 |
| **Net income** | **$ 452** | $ 60 | **$ 979** | $ 144 |
| Less income from discontinued operations, net of tax | **406** | 40 | **794** | 104 |
| **Income from continuing operations** | **46** | 20 | **185** | 40 |
| Provision for income taxes | **23** | 15 | **92** | 30 |
| Cash paid for income taxes[1] | **(4)** | (6) | **(14)** | (12) |
| Amortization of acquisition related intangible assets (other than software) | **3** | 3 | **9** | 9 |
| Loss on extinguishment & modification of debt[2] | **78** | 59 | **81** | 174 |
| Restructuring charges[3] | **3** | 3 | **3** | 14 |
| **Adjusted Net Income** | **$ 149** | $ 94 | **$ 356** | $ 255 |
| Weighted average common shares outstanding (in thousands) | | | | |
| Basic | **185,651** | 199,593 | **194,704** | 199,217 |
| Diluted | **186,652** | 202,007 | **196,258** | 201,786 |
| **Adjusted Net Income Per Share - Basic** | **$0.80** | $0.47 | **$1.83** | $1.28 |
| **Adjusted Net Income Per Share - Diluted** | **$0.80** | $0.47 | **$1.81** | $1.26 |

*[1] Cash paid for income taxes for the three and nine months ended October 29, 2017 excludes $13 million in payments related to the sale of the Waterworks business unit.*
*[2] Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the cost of debt modification.*
*[3] Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs*

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